VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund

Supplement to the Fund's Prospectuses
dated August 26, 2005

From August 26, 2005 through October 25, 2005, the following information supplements the Fund's prospectuses.

The Fund's Board of Trustees approved changes to the Fund's investment strategies, which will become effective October 25, 2005. Those changes are reflected in the Fund's current Prospectuses and Statement of Additional Information dated August 26, 2005. Because those changes are not yet effective, the current policies are provided in this supplement for your information until October 25, 2005. Please carefully review both sets of policies with your financial advisor when making an investment decision.

Until October 25, 2005, the Fund's investment policies will remain as described below:

The following replaces the section entitled "What is the Fund's goal?" in the Prospectuses:

What is the Fund's goal? Delaware Select Growth Fund seeks long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies we believe have the potential for high earnings growth. Although the Fund will strive to meet its goal, there is no assurance that it will.

The following replaces the section entitled "Our investment strategies" in the section "How we manage the Fund":

How we manage the Fund

Our investment strategies
 We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience accelerated earnings and sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

- have large-end market potential or dominance of a profitable niche market, dominant business models and strong free cash flow generation;
- demonstrate operational and scale efficiencies;
- have demonstrated expertise for capital allocation; and
- have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for accelerated earnings and sustainable free cash flow growth. We believe that accelerated earnings and sustainable free cash flow growth, if they occur, may result in price appreciation for a company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the Fund's objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

This Supplement is dated August 26, 2005.